Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
August 31, 1999



Expected B Maturity 10/16/2001


Blended Coupon 5.5909%


Excess Protection Level
3 Month Average   5.59%
August, 1999   5.81%
July, 1999   5.89%
June, 1999   5.06%


Cash Yield18.20%


Investor Charge Offs 4.78%


Base Rate 7.62%


Over 30 Day Delinquency 4.81%


Seller's Interest 7.19%


Total Payment Rate14.37%


Total Principal Balance$46,158,397,644.87


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$3,316,578,126.38